91970-P1

LEGG MASON ETF INVESTMENT TRUST
SUPPLEMENT DATED MARCH 13, 2023
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
EACH DATED JULY 29, 2022 OF
WESTERN ASSET SHORT DURATION INCOME ETF (the “Fund”)

Important Notice Regarding Change in Investment Policy
This supplement is intended to provide advance notice to shareholders regarding changes to the principal investment strategies and benchmark index of the Fund, as approved by the Board of Trustees (the “Board”) of the Legg Mason ETF Investment Trust (the “Trust”).
On March 3, 2023, the Board approved changes to the Fund’s principal investment strategies, including its 80% investment policy, to increase the percentage of assets that the Fund may invest in below investment grade securities and to shorten the Fund’s targeted effective duration, along with a corresponding change to its benchmark index.
Therefore, effective on or about July 31, 2023 (the “Effective Date”), the percentage of assets that the Fund may invest in below investment grade securities (e.g., BB+ or lower by S&P Global Ratings (“S&P”) or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, are judged by the subadviser to be of comparable credit quality) will be 35%, with no more than 5% of the Fund’s assets invested in fixed income securities whose highest rating is rated below BB‑ by S&P, Ba3 by Moody’s or unrated securities of comparable quality. Below investment grade securities are commonly known as “junk bonds” or “high yield securities.” On the Effective Date, the Fund’s 80% investment policy will also be revised as follows: Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in fixed income securities.
Additionally, as of the Effective Date, Western Asset Management Company, LLC, the Fund’s subadviser, will begin targeting an effective duration for the Fund of approximately two years. To better align with these changes to the Fund’s principal investment strategies, as of the Effective Date the Fund’s benchmark index will be the Bloomberg U.S. Corporate 1‑3 Year Index.
Additional information regarding the Fund’s principal investment strategies and risks under this new investment approach will be provided to shareholders on or around the Effective Date.
Please retain this supplement for future reference